UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Sands Capital Global Growth Fund

Annual Report	October 31, 2020

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Fund Form N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-826-5646; and (ii) on the Commission’s website at https://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020 (Unaudited)

Dear Shareholder:

We are pleased to provide you with the Annual Report for the Sands Capital Global Growth Fund (the “Fund”) for the twelve-month period ending October 31, 2020. Over the reporting period, the Fund’s Institutional Class and Investor Class returned 38.62% and 38.39%, respectively, compared to a 4.89% return for the MSCI All Country World Index (ACWI). While we monitor short-term performance (such as over one quarter, six months, or one year), our investment philosophy is long-term oriented and we intend to own each business that meets our investment criteria for three to five years, if not longer. As a result, we believe the Fund’s performance is best assessed over longer time frames that include the ups and downs of market cycles. Since inception (3/31/2010), the Fund’s Institutional Class and Investor Class annualized return was 14.73% and 14.47%, respectively, compared to a 7.85% annualized return for the ACWI.

Performance Review

Digital stay-at-home beneficiaries drove the strategy’s results for the period, while the strategy’s Indian businesses detracted from results. From a regional perspective, results were largely driven by selection effect. The U.S./Canada was the top regional contributor, while Emerging Asia was the sole regional detractor. From a sector perspective, contribution was balanced between allocation and select effects. Information technology and communication services contributed most to relative results, while consumer staples and materials were the sole detractors. The top five absolute individual contributors to investment results were Sea, Shopify, Amazon, Zoom Video Communications, and Zalando. The top five absolute detractors were Maruti Suzuki, Titan, Housing Development Finance, CP All, and Airports of Thailand.

During the period we purchased Dexcom, iRhythm Technologies, Nihon M&A Center, Sea, Snowflake, and Uber Technologies. We sold Charles Schwab, Eicher Motors, Fast Retailing, Incyte, Maruti Suzuki, and Sarepta Therapeutics. Our regional and sector exposures are largely a byproduct of our bottom-up investment process, and below was the portfolio positioning at the end of the period:

- The U.S./Canada remains the strategy’s largest absolute weight and Emerging Asia remains the strategy’s largest relative weight. The U.S./Canada is the strategy’s largest underweight. The strategy maintained no exposure to Eastern Europe, Latin America, and the Middle East & Africa.

- From a sector perspective, information technology and consumer discretionary are the strategy’s largest absolute and relative weights, respectively. Financials is the largest underweight, and the strategy had a zero percent weighting to energy, real estate, and utilities.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020 (Unaudited)

Commentary

Quality investing is a popular topic these days. It seems that everywhere one turns in the investment industry, there is another manager touting its “quality” growth approach.

The search for growth is not surprising. Investors want their investments to increase in value. But why are we suddenly seeing this upsurge in managers who are advertising quality? What’s the alternative? Low quality? Has such an investment style ever been in vogue?

Perhaps the marketing of “quality” strategies is an attempt to assuage investors who have been unsettled by recent periods of acute market volatility or uncertainty. During such times, it’s not surprising that investors seek strong assets with defensible businesses or secure long-term values.

But what does it really mean to integrate “quality” into an investment strategy? The term is highly subjective and varies by manager and investment process.

We believe that sustainable, above-average growth (our first investment criterion) is what defines a “quality” company. To us, the concept of quality is inextricably linked to companies that can increase their market share at the expense of competitors, sell ever more value-adding goods and services, and expand their leadership in attractive business spaces (our second investment criterion) through innovation and disruption. We believe such businesses are likely to deliver increased cash flows and earnings back to their investors and in doing so, are likely to generate above-average investment outcomes. To us, such outcomes are the essence of quality.

Quality Inputs Versus Quality Outcomes

Over the past decade or so, there has been an explosion of methods to quantify investment factors, including quality. Independent quantitative analysts have crunched massive volumes of historical data and conducted extensive back testing in attempts to break the genetic code of quality. By codifying quality metrics into different measurable outputs, they seek to enable investors to measure and calibrate the quality bias in their portfolios. Index publishers use these same factors to create benchmarks intended to democratize low-cost access to quality. Though the rubric used to define quality differs somewhat by factor provider, the commonality is a set of metrics that often includes return on equity, financial leverage, stability of earnings and sales growth, net profit margins, and return on invested capital.

As fundamental, business-focused investors, we do not initiate our investments based on factor analysis, nor do we quantitatively apply factor-based overlays to our portfolio construction process or weighting of our portfolio businesses. However, as analysts we are eager to understand any available information that

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020 (Unaudited)

might help our client outcomes. As a result, we regularly review factor attribution and many other common analytical tools. As one might expect, the growth exposure for all of our strategies is elevated, and our value exposure is the inverse. What’s less intuitive however, is that the quality exposure for many of our strategies is average to low.

We were initially puzzled by this dichotomy and struggled to understand how our portfolio of businesses, which we consider leaders, innovators, and growing enterprises, did not have a higher-quality correlation. We concluded there are two clear reasons.

The first has to do with the criteria used to measure quality. We don’t believe that “stability” in past financial metrics is by definition a sign of quality. Rather, stability could be a sign that a company has not made innovations or changes that alter its short-term operating metrics, or perhaps, that the industry that the company operates in has been relatively static and free from disruption.

The second and perhaps more important reason has to do with the time period of measurement. Any historical analysis will rely on what has happened, over one or many years. However, we believe the objective of investing, particularly growth investing, is to identify what will happen. On this point, our definition of quality diverges quite substantially from the quantitative definition, which focuses on stability and high (past) return on capital.

But before we delve further into our own definition of quality, we should first understand why quality matters. Many academic and industry research studies indicate that “high quality” outperforms low quality over long time periods. So, given our lower portfolio exposure to quality factors, one might expect our strategies to underperform a factor-neutral benchmark and most certainly a high-quality benchmark or index. However, over our nearly 30-years of investment experience, we have found that is often not the case.

So, what explains the dichotomy between our lower exposure to quality factors and the annualized investment returns over the 1-year, 3-year, 5-year, and 10-year periods on page 9? We believe it results from the typical growth trajectory of the businesses we tend to prefer and from our aim to participate in the formative growth stages of these businesses. It’s not unusual that a fast-growing business operates at a razor-thin profit margin or even a loss in its early days, during which it often reinvests earnings to fuel future growth and achieve critical scale. Therefore, these companies are not earning the full return on the assets they employ and may appear to have lower margins and returns.

While we fully expect that our companies will screen well on traditional quality metrics when they mature, we’d prefer not to give up the return potential found in early growth stages while we wait for the business to mature and achieve a traditional “quality” rank.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020 (Unaudited)

Backward-looking traditional metrics used to assess quality exposure—such as return on invested capital, return on equity, and net profit margin—are alone not adequate for assessing future business potential during these early growth stages because they can’t anticipate future gains. In contrast, an active manager can anticipate future gains by using a more comprehensive and qualitative analysis. We believe our value as an active manager comes partly from our ability to analyze unquantifiable qualities in fast-growing businesses.

Seeking Truly Exceptional Businesses

We seek to identify truly exceptional businesses that have the capacity to generate sustainable, above-average earnings growth over time. This is the first pillar of our investment philosophy. We use six investment criteria as a compass to seek to identify businesses whose innovative products and services are disrupting existing markets or creating new ones. These businesses are often differentiated leaders in an attractive business space and boast sustainable competitive advantages. We believe owning companies that can effectively “create their own weather” can be a durable approach to add value across different markets and economic cycles. Our research indicated that faster growing companies based on revenue tend to produce higher returns than slower-growing companies in most years and certainly over 10-year investment horizons. When we compound this dynamic over time, the gains can be exponential.

With a global research platform spanning both private and public markets, we strive to identify attractive growth opportunities around the world and at all stages of a company’s lifecycle. Our research analysts are students of secular trends that are driving industry transformations. They have honed their ability to recognize—sometimes before the rest of the market—shared patterns and characteristics of companies that are the major leaders or beneficiaries of these changes.

Our analysts are trying to envision the future. That is a creative exercise that involves anticipating how markets, economies, and society will evolve. Often, the path and duration of major paradigm changes are unknowable, and yet the change itself is inevitable. While we may not know how long that evolution will take, we are highly confident that it will happen. That forward-looking qualitative thought process has helped us build the portfolio we own today.

We find fast-growing businesses across sectors and geographies. Many lie in the intersections of technology, life sciences, and consumer businesses and are disruptive innovators that we expect have long runways of growth. We believe their visionary services or products and innovative business models position them to generate above-average growth rates in the years ahead. In their early stages, however, these businesses do not always measure well on the basis of backward-looking quality attributes.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020 (Unaudited)

That Which is Essential…

Many of the characteristics that distinguish fast-growing companies are qualitative. Indeed, measuring them presents a challenge to a short-term-focused industry that’s obsessed with numbers and precision. But we believe the characteristics of a business that matter more are those that are uncovered through deep fundamental analysis through a long-term lens and many years of investment experience.

The qualitative nature of evaluating things such as leadership and competitive advantage, in our view, is why they are so often overlooked by traditional measures, or at the very least underappreciated. That is what also creates opportunities for long-term investors. We believe our criteria and investment approach not only steer us toward more sustainable, higher-growth businesses but also toward what, according to our six criteria, we consider to be higher-quality businesses. These metrics may also be affected by the types of businesses we may invest in. For example, once at scale, network effect businesses have been able to defy the traditional laws of mean reversion for much longer than most anticipate because by definition the value of the network grows as each user is added. As a result, the cost of acquiring each additional user declines. This is essentially the inverse of the issues of increasing capital intensity and law of large numbers which typically impact industrial era businesses much more meaningfully. And because these businesses often have poor “quality metrics” during the network effect formation phase, investors focused predominantly on those metrics may “miss” out on what we believe to be one of the most powerful business models of our time.

The durability, adaptability, and flexibility of these businesses are also hard to capture using traditional “quality metrics.” But these variables are very important, especially during times of crises, such as the current pandemic. Many of the technology-enabled businesses that we are describing are often able to use their underlying technology or their direct relationship with their customers to create secondary and tertiary growth drivers.

The Power of Concentration

Much of the dichotomy between our lower-quality factor exposure (in terms of traditional quality metrics) and our value-added investment results can be understood by looking at the nature of the companies that we invest in. It also results from our emphasis on constructing a concentrated, conviction-weighted portfolio and acceptance of short-term volatility in exchange for long-term wealth creation potential, the second and third pillars of our investment philosophy. These aspects of our philosophy are also at odds with quantitative measures of quality.

Exceptional businesses are, by definition, rare. We have found it is challenging to find companies that we believe are exceptional and that fit our six criteria.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020 (Unaudited)

When we find such a business, we want to hold it in a portfolio weight that is large enough to be impactful for our clients. In our portfolios, we are disciplined to own just 30 to 40 businesses that we believe represent the best growth opportunities.

Notably, some of the quality indexes hold as many as 300 companies, while we currently own about 140 companies globally across all our strategies. Some investors assume that a concentrated portfolio poses a greater risk in terms of higher short-term volatility. Instead, we believe that a portfolio diluted with many holdings may introduce the risk of a permanent loss of capital when the manager doesn’t know the portfolio’s businesses well enough.

The Power of Patience and Perspective

We accept that long-term wealth creation is not a linear process. We are trying to identify companies that have the potential to be exponentially larger in five or more years. However, the path to this growth is often not a straight one—a concept that backward-looking measures of quality fail to capture. Our investment horizon is five or more years. In the interim, a business may have good periods and bad. We expect variability in the short term, because we believe that over our investment horizon, most of our businesses are likely to grow larger than when we first purchased them. In turn, we expect their values will reflect this growth.

However, along the way, these businesses can experience volatility—due to a crisis, decision to increase investment, or regulatory issue—that can penalize businesses when viewed with a backward-looking lens. And this volatility is often more pronounced in businesses earlier on their growth path. Understanding this dynamic is essential for long-term investors. We focus on trying to understand the strength and duration of the future growth drivers for each business. As a result, we are willing to accept short-term stock price volatility in exchange for wealth creation potential over the long term.

Conclusion

During a recent due diligence review, an investor expressed his surprise that we had not referred to our “quality” bias once during our discussion of philosophy and strategy. He was of course joking but he went on to detail how quickly most managers in recent meetings had pointed to their “high-quality” tilt.

Obviously, in these trying times, we all want to be surrounded by quality, but quality is in the eye of the beholder. Your portfolio comprises a select group of businesses that, because of their fit with our criteria, are, in our view, of high quality. By concentrating your investment in these businesses and owning them at large weights for long periods of time, we will to continue to confidently focus on our mission to you.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020 (Unaudited)

Sincerely,

THE SANDS CAPITAL INVESTMENT TEAM

The investment results are that of the Sands Capital Global Growth Fund. The companies illustrated represent a sub-set of current holdings in the Global Growth portfolio and were selected by the author on an objective basis to illustrate the views expressed in the Commentary. Top and bottom relative contribution figures were calculated by multiplying the security’s active weight by the security’s return. The views expressed are the opinion of Sands Capital Management, LLC (“Sands Capital”) and are not intended as a forecast, a guarantee of future results, investment recommendations, or an offer to buy or sell any securities. The views expressed were current as of the date indicated and are subject to change. This material may contain forward-looking statements, which are subject to uncertainty and contingencies outside of Sands Capital’s control. Readers should not place undue reliance upon these forward-looking statements. There is no guarantee that Sands Capital will meet its stated goals. Past performance is not indicative of future results. Differences in account size, timing of transactions and market conditions prevailing at the time of investment may lead to different results, and clients may lose money. A company’s fundamentals or earnings growth is no guarantee that its share price will increase. Forward earnings projections are not predictors of stock price or investment performance, and do not represent past performance. Characteristics, sector exposure and holdings information are subject to change, and should not be considered as recommendations. The specific securities identified and described do not represent all of the securities purchased, sold, or recommended for advisory clients. There is no assurance that any securities discussed will remain in the portfolio or that securities sold have not been repurchased. You should not assume that any investment is or will be profitable.

Note: The companies illustrated represent a sub-set of current holdings in the Global Growth portfolio and were selected by the author on an objective basis to illustrate the views expressed in the Commentary. The views expressed are the opinion of Sands Capital Management and are not intended as a forecast, a guarantee of future results, investment recommendations, or an offer to buy or sell any securities. A company’s fundamentals or earnings growth is no guarantee that its share price will increase. The views expressed were current as of the date indicated and are subject to change. Forward earnings projections are not predictors of stock price or investment performance and do not represent past performance. There is no guarantee that the forward earnings projections will accurately predict the actual earnings experience of any of the companies involved, and no guarantee that owning securities of companies with relatively high price to earnings ratios will cause the portfolio to outperform its benchmark

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020 (Unaudited)

or index. Please see accompanying notes. This information is supplemental to the provided GIPS® compliant presentation. Past performance is not indicative of future results.

Definition of the Comparative Index

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020 (Unaudited)

GROWTH OF A $100,000 INVESTMENT

	AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2020*(1)
	One Year Return	Annualized Five Year Return	Annualized Ten Year Return	Annualized Inception to Date**
Institutional Shares	38.62%	17.82%	14.05%	14.73%
Investor Shares	38.39%	17.57%	13.79%	14.47%
MSCI All Country World Index	4.89%	8.11%	7.90%	7.85%

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on March 31, 2010.
(1)	The graph is based on only the Institutional Shares; performance for Investor Shares would be different due to the differences in fee structures.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

For the year ended October 31, 2020, Institutional Shares expense ratio: 0.96% gross, 0.96% net. For the year ended October 31, 2020, Investor Shares expense ratio: 1.16% gross, 1.16% net. The investment manager has contractually agreed to waive a portion of its fees through the period ending March 31, 2020. If such fee waivers were not in effect, returns would be reduced. The net expense ratio is the actual expense paid by Fund investors. The net expense ratio is calculated by subtracting any reimbursements made to the Fund by the Adviser and contractual fee waivers from the gross expense ratio. The gross expense ratio is the percentage of the Fund’s average net assets that is used to cover the annual operating expenses. There is a Redemption Fee of 2.00% (as a percentage of amount redeemed, if redeemed within 90 days of purchase).

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020 (Unaudited)

Mutual fund investing involves risk, including possible loss of principal. There are specific risks inherent in international investing. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic, or political instability in other nations. The Fund may invest in derivatives limited to market access products and only for the purpose of gaining exposure to an underlying long equity position. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 8.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020

SECTOR WEIGHTINGS (Unaudited)†:

† Percentages based on total investments.

Schedule of Investments
Common Stock — 95.7%

	SHARES	VALUE

Australia — 2.5%
Atlassian, Cl A *	264,335	$50,651,873

Belgium — 1.2%
Galapagos ADR *	202,523	23,589,879

Canada — 3.3%
Shopify, Cl A *	73,168	67,711,862

China — 9.1%
Alibaba Group Holding ADR *	369,054	112,447,063
Tencent Holdings	973,400	74,166,408

		186,613,471

Germany — 4.2%
Zalando *	910,322	85,059,517

India — 4.7%
Asian Paints	956,644	28,576,540
Housing Development Finance	1,429,464	37,131,967
Titan	1,990,829	31,278,206

		96,986,713

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020

Common Stock — continued

	SHARES	VALUE

Japan — 6.3%
Keyence	130,000	$58,943,300
Nihon M&A Center	854,000	50,028,529
PeptiDream *	420,700	19,460,921

		128,432,750

Netherlands — 7.5%
Adyen *	44,021	73,922,726
ASML Holding ADR, Cl G	220,813	79,759,864

		153,682,590

Singapore — 5.5%
Sea ADR *	714,866	112,734,368

Thailand — 2.1%
Airports of Thailand	10,080,700	16,755,050
CP ALL	15,229,800	26,303,729

		43,058,779

United Kingdom — 2.3%
GVC Holdings *	3,816,104	47,653,693

United States — 47.0%

Communication Services— 7.9%
Alphabet, Cl A *	22,784	36,821,450
Alphabet, Cl C *	15,833	25,665,451
Facebook, Cl A *	152,314	40,075,337
Netflix *	125,838	59,866,170

		162,428,408

Consumer Discretionary— 10.4%
Amazon.com *	32,991	100,165,625
Aptiv	400,652	38,658,911
NIKE, Cl B	610,225	73,275,818

		212,100,354

Health Care— 14.8%
ABIOMED *	132,809	33,451,931
Align Technology *	126,738	54,000,527
Bluebird Bio *	283,960	14,683,572
DexCom *	134,038	42,835,864
Edwards Lifesciences *	600,657	43,061,100

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020

Common Stock — continued

	SHARES	VALUE

Health Care — (continued)
lllumina *	131,793	$38,575,811
iRhythm Technologies *	169,260	35,790,027
Regeneron Pharmaceuticals *	76,083	41,355,675

		303,754,507

Industrials— 1.7%
Uber Technologies *	1,014,671	33,900,158

Information Technology— 12.2%
Okta, Cl A*	162,796	34,159,485
Snowflake, Cl A*	90,263	22,567,555
Visa, CI A	461,163	83,797,929
Workday, Cl A *	323,665	68,008,490
Zoom Video Communications, Cl A*	90,005	41,484,205

		250,017,664

		962,201,091

Total Common Stock (Cost $1,040,784,340)		1,958,376,586

Total Investments— 95.7% (Cost $1,040,784,340)		$1,958,376,586

Percentages are based on Net Assets of $2,047,423,477.
*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020

The summary of input levels used to value the Portfolio’s net assets as of October 31, 2020 was as follows:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$50,651,873	$—	$—	$50,651,873
Belgium	23,589,879	—	—	23,589,879
Canada	67,711,862	—	—	67,711,862
China	112,447,063	74,166,408	—	186,613,471
Germany	—	85,059,517	—	85,059,517
India	—	96,986,713	—	96,986,713
Japan	—	128,432,750	—	128,432,750
Netherlands	79,759,864	73,922,726	—	153,682,590
Singapore	112,734,368	—	—	112,734,368
Thailand	—	43,058,779	—	43,058,779
United Kingdom	—	47,653,693	—	47,653,693
United States	962,201,091	—	—	962,201,091
Total Common Stock	1,409,096,000	549,280,586	—	1,958,376,586
Total Investments in Securities	$1,409,096,000	$549,280,586	$—	$1,958,376,586

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 —Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $1,040,784,340)	$1,958,376,586
Cash and Cash Equivalent	86,158,577
Receivable for Capital Shares Sold	6,545,377
Dividend Receivable	227,641
Foreign Tax Reclaim Receivable	36,363
Prepaid Expenses	15,504

Total Assets	2,051,360,048

Liabilities:
Accrued Foreign Capital Gains Tax on Appreciated Securities	2,112,946
Payable due to Investment Adviser	1,542,540
Payable due to Administrator	148,209
Trustee Fees Payable	5,594
Payable for Capital Shares Redeemed	2,300
Chief Compliance Officer Fees Payable	2,163
Shareholder Servicing Fees Payable	973
Overdraft of Foreign Currency	92
Other Accrued Expenses	121,754

Total Liabilities	3,936,571

Net Assets	$2,047,423,477

Net Assets Consist of:
Paid-in-Capital	$1,092,506,459
Total distributable earnings	954,917,018

Net Assets	$2,047,423,477

Net Asset Value Per Share —
Institutional Shares ($2,027,251,808 ÷ 58,154,741 shares)*	$34.86

Net Asset Value Per Share —
Investor Shares ($20,171,669 ÷ 589,098 shares)*	$34.24

* Redemption price per share may vary depending on length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
For the Year Ended October 31, 2020

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$4,576,544
Interest Income	214,384
Less: Foreign Taxes Withheld	(406,287)

Total Investment Income	4,384,641

Expenses
Investment Advisory Fees	14,123,632
Administration Fees	1,413,247
Shareholder Servicing Fees - Investor Class	37,962
Trustee Fees	21,927
Chief Compliance Officer Fees	6,620
Custodian Fees	108,246
Transfer Agent Fees	100,577
Registration Fees	53,201
Legal Fees	33,087
Audit Fees	25,365
Printing Fees	14,620
Insurance and Other Expenses	56,071

Total Expenses	15,994,555

Less:
Fees Paid Indirectly	(339)

Net Expenses	15,994,216

Net Investment Loss	(11,609,575)

Net Realized Gain (Loss) on:

Investments	77,369,540
Foreign Currency Transactions	(53,208)

Net Realized Gain	77,316,332

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	487,023,024
Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(828)
Foreign Capital Gains Tax on Appreciated Securities	1,359,246

Net Change in Unrealized Appreciation (Depreciation)	488,381,442

Net Gain on Investments and Foreign Currency Transactions	565,697,774

Net Increase in Net Assets Resulting from Operations	$554,088,199

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Loss	$(11,609,575)	$(6,671,922)
Net Realized Gain on Investments and Foreign Currency Transactions	77,316,332	82,337,153
Net Change in Unrealized Appreciation on Investments, Foreign Capital Gains Tax on Appreciated Securities, Foreign Currency Transactions and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	488,381,442	151,259,623

Net Increase in Net Assets Resulting from Operations	554,088,199	226,924,854

Distributions
Institutional	(82,025,197)	(84,937,915)
Investor	(953,756)	(986,086)

Total Distributions	(82,978,953)	(85,924,001)

Capital Share Transactions:
Institutional Shares
Issued	353,920,145	435,211,270
Reinvestment of Distributions	79,465,190	82,078,165
Redemption Fees (see note 2)	42,318	2,172
Redeemed	(246,111,663)	(333,602,508)

Net Institutional Share Transactions	187,315,990	183,689,099

Investor Shares
Issued	8,031,253	4,650,619
Reinvestment of Distributions	953,756	986,086
Redemption Fees (see note 2)	3,981	727
Redeemed	(10,531,630)	(3,401,871)

Net Investor Share Transactions	(1,542,640)	2,235,561

Net Increase in Net Assets from Capital Share Transactions	185,773,350	185,924,660

Total Increase in Net Assets	656,882,596	326,925,513

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2020	Year Ended October 31, 2019

Net Assets:
Beginning of Year	1,390,540,881	1,063,615,368

End of Year	$2,047,423,477	$1,390,540,881

Share Transactions:
Institutional Shares
Issued	12,030,538	17,159,665
Reinvestment of Distributions	2,949,618	3,818,913
Redeemed	(8,430,942)	(12,886,938)

Net Institutional Share Transactions	6,549,214	8,091,640

Share Transactions:
Investor Shares
Issued	284,713	184,783
Reinvestment of Distributions	36,005	46,579
Redeemed	(336,752)	(140,400)

Net Investor Share Transactions	(16,034)	90,962

Net Increase in Shares Outstanding	6,533,180	8,182,602

The accompanying notes are an integral part of the financial statements.

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THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Year

	Institutional
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
Net Asset Value, Beginning of Year	$26.64	$24.16	$24.16	$18.66	$17.84

Income from Investment Operations:
Net Investment Loss†	(0.21)	(0.13)	(0.13)	(0.08)	(0.06)
Net Realized and Unrealized Gain	10.03	4.59	0.23	5.58	0.88

Total from Investment Operations	9.82	4.46	0.10	5.50	0.82

Dividends and Distributions from:
Net Investment Income	(0.02)	(0.02)	(0.10)	—	—
Net Realized Gains	(1.58)	(1.96)	—	—	—

Total Dividends and Distributions	(1.60)	(1.98)	(0.10)	—	—

Redemption Fees^	—	—	—	—	—

Net Asset Value, End of Year	$34.86	$26.64	$24.16	$24.16	$18.66

Total Return††	38.62%	20.43%	0.41%	29.47%	4.60%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$2,027,252	$1,374,673	$1,051,355	$1,223,251	$992,602
Ratio of Expenses to Average Net Assets	0.96%	0.97%	0.97%	0.98%	0.99%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.96%	0.97%	0.97%	0.98%	0.99%
Ratio of Net Investment Loss to Average Net Assets	(0.70)%	(0.51)%	(0.51)%	(0.40)%	(0.32)%
Portfolio Turnover Rate	23%	34%	25%	24%	20%

^	See Note 2 in the Notes to the Financial Statements.
†	Per share calculations were performed using average shares for the period.
††

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.

Amounts designated as “—” are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Year

	Investor
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
Net Asset Value, Beginning of Year	$26.22	$23.85	$23.85	$18.46	$17.69

Income from Investment Operations:
Net Investment Loss†	(0.26)	(0.18)	(0.19)	(0.14)	(0.10)
Net Realized and Unrealized Gain	9.86	4.51	0.24	5.53	0.87

Total from Investment Operations	9.60	4.33	0.05	5.39	0.77

Dividends and Distributions from:
Net Investment Income	—	—	(0.06)	—	—
Net Realized Gains	(1.58)	(1.96)	—	—	—

Total Dividends and Distributions	(1.58)	(1.96)	(0.06)	—	—

Redemption Fees^	—	—	0.01	—	—

Net Asset Value, End of Year	$34.24	$26.22	$23.85	$23.85	$18.46

Total Return††	38.39%	20.13%	0.23%	29.20%	4.35%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$20,171	$15,868	$12,260	$8,484	$6,450
Ratio of Expenses to Average Net Assets	1.16%	1.17%	1.17%	1.23%	1.24%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.16%	1.17%	1.17%	1.23%	1.24%
Ratio of Net Investment Loss to Average Net Assets	(0.89)%	(0.72)%	(0.71)%	(0.66)%	(0.57)%
Portfolio Turnover Rate	23%	34%	25%	24%	20%

^	See Note 2 in the Notes to the Financial Statements.
†	Per share calculations were performed using average shares for the period.
††

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses, as applicable.

Amounts designated as “—” are $0.00 or round to $0.00 per share

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment global company with 43 funds. The financial statements herein are those of the Sands Capital Global Growth Fund (the “Fund”). The Fund consists of Institutional and Investor share classes which commenced operations on March 31, 2010. The investment objective of the Fund is long-term capital appreciation. The Fund, a diversified fund, invests primarily in equity securities of publicly-traded companies located anywhere in the world, including equity securities in developing or emerging markets. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates —The preparation of financial statements, in conformity with U.S. General Accepted Accounting Principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020

generally reflect the last reported sales price if the security is actively traded. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the financial statement date.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”) monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020

The Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Marklt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Administrator and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP; the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020

or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2020, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e. , the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the year ended October 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2020, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020

settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized gains and losses on foreign currency transactions and net change in unrealized appreciation and depreciation on foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income (loss) and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/ or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders —The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. Such fees are retained by the Fund for the benefit of the remaining shareholders. For the year ended October 31, 2020, Institutional Shares had $42,318 of redemption fees and the Investor Shares had $3,981 of redemption fees.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

The services provided by the Chief Compliance Officer (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for which the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2020, the Fund paid

$1,413,247 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Distribution Agreement.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the year ended October 31, 2020, the Investor Shares incurred 0.20% of average daily net assets or $37,962 of shareholder servicing fees.

Brown Brothers Harriman & Co. (BBH) serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. For the year end October 31, 2020, the Fund earned cash management credits of $339 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020

5.	Investment Advisory Agreement:

Sands Capital Management, LLC (the “Adviser”) serves as the investment adviser for the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.10% and 1.35% of the Fund’s Institutional Shares’ and Investor Shares’ average daily net assets, respectively. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. To date, no fees were recaptured. As of October 31, 2020, there were no previously waived and reimbursed fees that are subject to recapture.

6.	Investment Transactions:

For the year ended October 31, 2020, the Fund made purchases of $425,281,531 and sales of $360,653,138 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. The permanent differences primarily consist of distribution reclassification, foreign currency translations and investments in Passive Foreign Investment Companies (PFICs). The permanent differences that are credited or charged to Paid in Capital and Distributable Earnings as of October 31, 2020 primarily relate to net operating losses:

Distributable Earnings (Accumulated Loss)	Paid in Capital

$3,493,207	$(3,493,207)

The tax character of dividends and distributions for the Fund declared during the fiscal years ended October 31, were as follows:

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020

	Ordinary Income	Long-Term Capital Gain	Total
2020	$—	$82,978,953	$82,978,953
2019	729,560	85,194,441	85,924,001

As of October 31, 2020, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gain	$74,612,469
Current Year Late-Year Ordinary Loss Deferral	(10,383,133)
Unrealized Appreciation	890,687,597
Other Temporary Differences	85

Total Net Distributable Earnings	$954,917,018

Late-year loss deferrals represent ordinary losses realized on investment transactions from January 1, 2020 through October 31, 2020. For the tax year ended October 31, 2020, the Fund elected to treat qualified ordinary late year loss of $10,383,133, as arising in the following fiscal year.

For Federal income tax purposes, the cost of securities owned at October 31, 2020, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales loss which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods and mark to market on unrealized gains on PFIC.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2020, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,065,579,089	$948,185,616	$(55,385,072)	$892,800,544

8.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9.	Concentration of Risks:

Equity Risk — Since the Fund purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020

equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk — Investing in foreign companies, including direct investments and through Depositary Receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Geographic Focus Risk — To the extent that the Fund focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Sector Focus Risk — Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Stock Connect Investing Risk — The Fund may invest in A-Shares of companies based in China that trade on the Shanghai Stock Exchange and the Shenzhen

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020

Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A-Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. The Fund’s investments in A-Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A-Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect operates only on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, the Fund may be subject to the risk of price fluctuations of A-Shares when Stock Connect is not trading.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

10.	Other:

At October 31, 2020, 37% of Institutional Shares outstanding were held by two shareholders and 84% of Investor Shares outstanding were held by two shareholders of record owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

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GROWTH FUND
October 31, 2020

11.	New Accounting Pronouncements:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions, removals, and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Fund early adopted this guidance as of November 1, 2019. The adoption of this guidance did not have a material impact on the financial statements.

12.	Subsequent Events:

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Sands Capital Global Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sands Capital Global Growth Fund (the “Fund”) (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedule of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities

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October 31, 2020

owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Sands Capital Management, LLC investment companies since 2010.

Philadelphia, Pennsylvania

December 29, 2020

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THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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October 31, 2020

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2020 to October 31, 2020).

The table on the next page illustrates your Fund’s costs in two ways:

•Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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October 31, 2020

DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 5/01/20	Ending Account Value 10/31/20	Annualized Expense Ratios	Expenses Paid During Period*
Sands Capital Global Growth Fund

Actual Fund Return

Institutional Shares	$1,000.00	$1,300.30	0.96%	$5.55

Investor Shares	1,000.00	1,298.90	1.15	6.65

Hypothetical 5% Return

Institutional Shares	$1,000.00	$1,020.31	0.96%	$4.88

Investor Shares	1,000.00	1,019.36	1.15	5.84

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the commencement of operations period shown).

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October 31, 2020

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Fund’s investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Fund’s approach to managing liquidity risk. The Program is overseen by the Fund’s Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on May 19, 2020, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Board acknowledged that (i) the report covered the period from December 1, 2018 through December 31, 2019 and thus did not cover the recent period of market volatility, and (ii) the Board held a call with the Trust’s officers on March 25, 2020 where the officers discussed the operations and effectiveness of the Program during the then-current market volatility. The Board requested that the Program Administrator provide an update of the operation of the Program during the then-current market volatility at its next meeting. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively to manage the Fund’s liquidity risk since the Program was implemented on December 1, 2018. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that material changes had been made to the Program since its implementation to further detail the Program Administrator’s responsibilities with respect to the Program.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

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October 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs.

Name and Year of Birth	Position with Trust and Length of Time Served’	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES 3, [4]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.
N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

INDEPENDENT TRUSTEES [4]
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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October 31, 2020

Nesher and Klauder are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-826-5646. The following chart lists Trustees and Officers as of October 31, 2020.

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund and SEI Global Assets Fund.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 43 funds in The Advisors’ Inner Circle Fund.

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GROWTH FUND
October 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES (continued)[3]
Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.
Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.
Bruce R. Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
OFFICERS
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments Company, since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 43 funds in The Advisors’ Inner Circle Fund.

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October 31, 2020

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.
Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

None.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years

OFFICERS (continued)
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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October 31, 2020

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)

Matthew M. Maher (Born: 1975)	Vice President (since 2018) Secretary (since 2020)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
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Other Directorships Held in the Past Five Years

None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
October 31, 2020

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2020, the Fund is designating the following items with regard to distributions paid during the year:

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest (3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)	Qualified Business Income (6)
100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and are reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned Portfolios to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of The Advisors’ Inner Circle Fund – Sands Capital Global Growth Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short-term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6)	The percent of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

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Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, MO 64121

888-826-5646

Adviser:

Sands Capital Management, LLC

1000 Wilson Boulevard, Suite 3000

Arlington, VA 22209

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAN-AR-001-1100

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and Robert Mulhall, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$104,400	None	None	$104,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(2)	$10,000	None	$88,304	$6,000	None	$57,000
(d)	All Other Fees	None	None	$376,378	None	None	$97,500

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020				2019
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$766,250		None	None	$608,176		None	None
(b)	Audit-Related Fees	None		None	None	None		None	None
(c)	Tax Fees	$970	(4)	None	None	$11,559	(3)	None	None
(d)	All Other Fees	None		None	None	None		None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$69,500	None	None	$68,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(5)	$24,150	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$95,300	None	None	$113,300	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax compliance services provided to McKee International Equity Portfolio or affiliates of the Funds.

(3)	Tax compliance services for Westwood Emerging Markets Fund.

(4)	Common Reporting Services (“CRS”) tax services for the Sands Capital Global Growth Fund.

(5)	Review and signing of federal and state income tax returns.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $464,682 and $160,500 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $970 and $11,559 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $24,150 and $0 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2020 and 2019, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2021

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: January 8, 2021

*	Print the name and title of each signing officer under his or her signature.